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               SUPPLEMENT TO PROXY STATEMENT DATED JULY 29, 1997
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 20, 1997

     This Supplement dated August 5, 1997 supplements and amends the Proxy Statement dated July 29, 1997 for the Annual Meeting of Shareholders to be held on August 20, 1997.

     Proposal One to be considered at the meeting has been amended to include, in addition to the election of three Class III Directors, the election of Philip
N. Bredesen and Allen F. Wise (who have been elected by the Board of Directors to vacancies in Class I) and Patrick T. Hackett (who has been elected by the Board of Directors to a vacancy in Class II). Under Tennessee law, the terms of such directors will expire at the Annual Meeting of Shareholders, and the Board has renominated such individuals to complete the remaining portion of the term of the other members of their class. Shares represented at the meeting by duly executed proxies will be voted in favor of the election of John H. Austin, M.D., Laurence DeFrance and Rodman W. Moorhead, III as Class III Directors, Philip N. Bredesen and Allen F. Wise as Class I Directors, and Patrick T. Hackett as a Class II Director.

     A plurality of the votes cast is necessary for the election of each nominee. Proxies which have previously been submitted by shareholders may be revoked by them by giving written notice of such revocation to the Secretary of the Company, by duly executing another proxy bearing a later date, or by attending the Annual Meeting of Shareholders and voting in person. A new proxy card is enclosed which is revised with respect to Proposal One, as amended. Each proxy, when properly executed, will be voted in the manner directed therein by the shareholder and, if no direction is made, will be voted FOR the election of the three nominees for Class III Directors, the two nominees for Class I Directors and the nominee for Class II Director, FOR the adoption of the 1997 Stock Incentive Plan, FOR the Charter amendment to permit the issuance of Series A Preferred Stock, FOR the Charter amendment to permit the issuance of undesignated preferred stock and FOR the ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

     The Notice of Annual Meeting of Shareholders is hereby amended so that Proposal One is to elect three Class III Directors to serve until the annual meeting of shareholders in 2000, to elect two Class I Directors to serve until the annual meeting of shareholders in 1998 and to elect one Class II Director to serve until the annual meeting of shareholders in 1999. Except as amended in this Supplement, information contained in the Notice and the Proxy Statement, each dated July 29, 1997, is not changed, and is incorporated herein by reference.

August 5, 1997
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                                                                      APPENDIX C


                                                Name:
                                                     ---------------------------

                                                Shares held of record:
                                                                      ----------

                              COVENTRY CORPORATION

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                AUGUST 20, 1997
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This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Allen F. Wise and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Coventry Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on August 20, 1997 at 9:30 a.m., Central Daylight Saving Time, in the Board Room, Fourth Floor, SunTrust Bank Building, Fourth and Church Streets, Nashville, Tennessee 37214, or any adjournment thereof.
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    In their discretion, proxies are authorized to vote upon such other matters as may properly come before this meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2, 3, 4 AND 5.

    Please sign and return in the enclosed envelope.

                          (continued on reverse side)
                              FOLD AND DETACH HERE

1. ELECTION OF DIRECTORS.

    The undersigned casts the number of votes indicated above in favor of the election of each of the nominees indicated below to serve as a Class III Director, Class II Director and Class I Director of the Company until the Annual Meetings of Shareholders in the years 2000, 1999 and 1998, respectively, and thereafter until his successor has been elected and duly qualified.

        For all nominees listed
        (except as marked to the                  Withhold Authority
            contrary below)                    to vote for all nominees

                [  ]                                     [  ]

Nominees for Directors:
Class III -- John H. Austin, M.D., Laurence DeFrance, Rodman W. Moorhead, III Class II -- Patrick T. Hackett
Class I   -- Philip N. Bredesen, Allen F. Wise

To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space(s):
                               -----------------------------

2. APPROVE ADOPTION OF 1997 STOCK INCENTIVE PLAN.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. APPROVE CHARTER AMENDMENT PERMITTING SERIES A PREFERRED STOCK ISSUANCE

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

4. APPROVE CHARTER AMENDMENT PERMITTING ISSUANCE OF UNDESIGNATED PREFERRED
STOCK.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

5. RATIFY APPOINTMENT OF INDEPENDENT AUDITORS.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

    Dated:            1997
          ----------,
                                                --------------------------------
                                                Signature

                                                --------------------------------
                                                Name (Please Print)

   Dated:            1997
         ----------,
                                                --------------------------------
                                                Signature if Held Jointly

                                                --------------------------------
                                                Name (Please Print)

                                                Sign exactly as your name or
                                                names appear on the first page
                                                of this proxy. When shares are
                                                held by joint tenants, both
                                                parties should sign. When
                                                signing as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full
                                                titles as such. If a
                                                corporation, please sign in full
                                                corporate name as authorized. If
                                                a partnership, please sign in
                                                partnership name by authorized
                                                person.